Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 135O,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002


In connection with the Quarterly Report of PocketSpec Technologies Inc.
the "Company") on Form 10-QSBSB for the period ending October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report'). I, F. Jeffrey Krupka, Chief Executive Officer of the Company, certify, pursuant to 18 USC ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2)The information contained in the Report fully presents, in all material respects, the financial condition and results of the Company.


           By: /s/  F. Jeffrey Krupka
               ------------------------------------------------
                    F. Jeffrey Krupka,  Chief Executive Officer


           Dated: 6/13/03